UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4563

Oppenheimer Limited-Term Government Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: September 30

Date of reporting period: 9/30/2013

Item 1. Reports to Stockholders.

OPPENHEIMERFUNDS™
THE RIGHT WAY TO INVEST

OPPENHEIMER
LIMITED-TERM GOVERNMENT FUND

ANNUAL REPORT 9.30.2013

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 9/30/13

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Barclays U.S. Government Bond Index	Barclays U.S. 1-3 Year Government Bond Index
1-Year	-0.63%	-2.86%	-1.98%	0.37%
5-Year	2.31	1.85	4.00	1.84
10-Year	2.33	2.10	4.17	2.68

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 2.25% maximum applicable sales charge except where “without sales charge” is indicated. Prior to April 1, 2012, the maximum initial sales charge for Class A shares of the Fund was 3.50%. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

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Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a return of -0.63% during the reporting period. On a relative basis, the Fund’s benchmarks, the Barclays U.S. Government Bond Index and the Barclays U.S. 1-3 Year Government Bond Index, returned -1.98% and 0.37%, respectively. The Fund experienced declines in what was a difficult environment for fixed-income, particularly over the second half of the period after the Federal Reserve (the “Fed”) discussed the potential for tapering of its quantitative easing program.

MARKET OVERVIEW

For the one-year reporting period, market movements were largely driven by central bank policies. Over the first half of the period, central banks throughout the world established accommodative policies that resulted in a rally among risk markets. In the U.S., the Fed launched an open-ended quantitative easing program involving monthly purchases of $85 billion of U.S. government securities. The quantitative easing program was designed to help boost the U.S. economy by keeping mortgage rates and other long-term interest rates low. While Europe continued to struggle with its sovereign debt crisis, analysts were encouraged when the head of the European Central Bank publicly stated its intent to support the euro as the European Union’s common currency. Even in Japan, which had been mired in economic weakness for years, new government leadership adopted economic policies and its central bank announced a massive quantitative easing program.

Comparison of Change in Value of $10,000 Hypothetical Investments in:

3    OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

At the end of May, market volatility picked up measurably as comments from Fed Chairman Ben Bernanke at a Congressional hearing surprised the market when he indicated a possible slowdown of the central bank’s asset purchase program if the economy continued to show improvement. Additionally, fears began to creep into the market about a possible slowdown in the world’s emerging economies. As a result, risk assets sold off across the board, with Japanese stocks and emerging market debt absorbing the brunt of the selling, although investment grade credit was certainly not immune. Simultaneously, the intermediate and long-end of the U.S. Treasury curve steepened quite dramatically as investors began to price in the likelihood of higher interest rates in the future. The volatility continued through June as the Federal Open Market Committee (FOMC) issued a statement indicating again that if the U.S. economy continued to improve the Fed would begin to slow down its quantitative easing program.

Equity markets in the U.S. stabilized over the final months of the reporting period when investors came to the realization that an end to the quantitative easing program did not necessarily imply an imminent increase in short-term interest rates. However, fixed-income markets remained volatile.

FUND REVIEW

Throughout the reporting period, the Fund maintained minimal exposure to U.S. Treasuries and remained most heavily invested in mortgage-backed securities

(“MBS”) and agency securities. This positioning benefited performance over the first half of the reporting period when MBS and agency securities rallied and outperformed U.S. Treasuries on the back of positive economic surprises, despite the Cyprus banking crisis, deteriorating conditions in the Eurozone and moderating growth in emerging markets. However, beginning in May, volatility impacted most higher-yielding fixed-income markets after the Fed began to discuss tapering. During this time, MBS and agencies experienced declines, and U.S. Treasuries outperformed. Before the Fed’s comments, we had started reducing our position in MBS since we felt they were vulnerable to policy changes. While the decreased exposure to MBS limited the negative impact on Fund performance, MBS still detracted from performance for the overall reporting period. In this environment, our limited exposure to U.S. Treasuries also resulted in relative underperformance for the overall reporting period.

STRATEGY & OUTLOOK

Although it appears that all eyes remain firmly fixated on the Fed and its eventual asset purchase unwind and the perceived growth slowdown within the emerging markets, we believe there is reason for optimism. By historical standards central banks around the globe are executing exceedingly loose monetary policy, which provides plenty of liquidity to the markets. U.S. growth appears to be a surprising bright spot and we are even beginning to see early

4    OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

signs that growth within Europe may be turning the corner. And while it may be clear that China’s growth trajectory is slowing, we believe policy makers have the situation in hand and the probability of a hard landing is still quite low.

In a “yield-starved” domestic fixed income market dominated by U.S. Treasuries hovering near historic lows, we continue to favor higher-yielding investments to seek a carry, or yield advantage. Given current conditions, we believe the additional carry of the Fund is positioned to help returns even in the context of spreads remaining at their current levels.

Krishna Memani Portfolio Manager

Peter A. Strzalkowski, CFA Portfolio Manager

5    OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Top Holdings and Allocations

Portfolio Allocation
U.S. Government Obligations	50.1%
Mortgage-Backed Obligations:
Government Agency	41.1
Non-Agency	5.6
Asset-Backed Securities	3.2

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2013, and are based on the total market value of investments.

Credit Rating Breakdown	NRSRO Only Total
AAA	92.2%
AA	0.8
A	2.6
BBB	3.5
BB	0.3
CCC	0.5
D	0.1

Total	100.0%

The percentages above are based on the market value of the Fund’s securities as of September 30, 2013, and are subject to change. Except for certain securities issued or guaranteed by a foreign sovereign, all securities have been rated by at least one Nationally Recognized Statistical Rating Organization (“NRSRO”), such as Standard & Poor’s (“S&P”). For securities rated only by an NRSRO other than S&P, OppenheimerFunds, Inc. converts that rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest S&P equivalent rating is used. Unrated securities issued or guaranteed by a foreign sovereign are assigned a credit rating equal to the highest NRSRO rating assigned to that foreign sovereign. Fund assets invested in Oppenheimer Institutional Money Market Fund are assigned that fund’s S&P rating, which is currently AAA. For the purposes of this table, “investment-grade” securities are securities rated within the NRSROs’ four highest rating categories (AAA, AA, A and BBB). Unrated securities do not necessarily indicate low credit quality, and may or may not be the equivalent of investment-grade. Please consult the Fund’s prospectus and Statement of Additional Information for further information.

6    OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 9/30/13

	Inception Date	1-Year	5-Year	10-Year
Class A (OPGVX)	3/10/86	-0.63%	2.31%	2.33%
Class B (OGSBX)	5/3/93	-1.41%	1.50%	1.88%
Class C (OLTCX)	2/1/95	-1.42%	1.53%	1.57%
Class I (OLTIX)	12/28/12	-0.28%*	N/A	N/A
Class N (OLTNX)	3/1/01	-0.92%	2.03%	2.05%
Class Y (OLTYX)	1/26/98	-0.44%	2.57%	2.59%

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 9/30/13

	Inception Date	1-Year	5-Year	10-Year
Class A (OPGVX)	3/10/86	-2.86%	1.85%	2.10%
Class B (OGSBX)	5/3/93	-5.31%	1.32%	1.88%
Class C (OLTCX)	2/1/95	-2.39%	1.53%	1.57%
Class I (OLTIX)	12/28/12	-0.28%*	N/A	N/A
Class N (OLTNX)	3/1/01	-1.90%	2.03%	2.05%
Class Y (OLTYX)	1/26/98	-0.44%	2.57%	2.59%

*	Shows performance since inception.

STANDARDIZED YIELDS

For the 30 Days Ended 9/30/13
Class A	1.64%
Class B	0.88%
Class C	0.88%
Class I	2.00%
Class N	1.38%
Class Y	1.98%

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 2.25%; for Class B shares, the contingent deferred sales charge of 4% (1-year) and 1% (5-year); and for Class C and N shares, the contingent deferred sales charge of 1% for the 1-year period. Prior to April 1, 2012, the maximum initial sales charge for Class A shares of the Fund was 3.50%. There is no sales charge for Class I and Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. Returns for periods of less than one year are cumulative and not annualized.

7    OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Standardized yield is based on net investment income for the 30-day period ended 9/30/13 and the maximum offering price at the end of the period for Class A shares and the net asset value for Class B, Class C, Class I, Class N and Class Y shares. Each result is compounded semiannually and then annualized. Falling share prices will tend to artificially raise yields.

The Fund’s performance is compared to the performance of the Barclays U.S. Government Bond Index and the Barclays U.S. 1-3 Year Government Bond Index. The Barclays U.S. Government Bond Index is a market-weighted index of U.S. government securities with maturities of 1 year or more. The Barclays U.S. 1-3 Year Government Bond Index is an index of U.S. Government securities with maturities of 1 to 3 years. The indices are unmanaged and cannot be purchased directly by investors. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

8    OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended September 30, 2013.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9    OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

	Beginning Account Value April 1, 2013	Ending Account Value September 30, 2013	Expenses Paid During 6 Months Ended September 30, 2013
Actual
Class A	$1,000.00	$993.70	$4.01
Class B	1,000.00	989.80	8.01
Class C	1,000.00	989.70	8.06
Class I	1,000.00	996.40	2.35
Class N	1,000.00	992.20	5.51
Class Y	1,000.00	994.10	2.50
Hypothetical (5% return before expenses)
Class A	1,000.00	1,021.06	4.06
Class B	1,000.00	1,017.05	8.12
Class C	1,000.00	1,017.00	8.17
Class I	1,000.00	1,022.71	2.39
Class N	1,000.00	1,019.55	5.58
Class Y	1,000.00	1,022.56	2.54

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended September 30, 2013 are as follows:

Class	Expense Ratios
Class A	0.80%
Class B	1.60
Class C	1.61
Class I	0.47
Class N	1.10
Class Y	0.50

The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

10    OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENT OF INVESTMENTS September 30, 2013

	Principal Amount	Value
Asset-Backed Securities—3.8%
American Credit Acceptance Receivables Trust, Series 2012-3, Cl. C, 2.78%, 9/17/18[1]	$840,000	$838,701

AmeriCredit Automobile Receivables Trust:
Series 2010-4, Cl. E, 6.40%, 4/9/18[2]	250,000	271,229
Series 2012-3, Cl. E, 4.46%, 11/8/19[1]	2,075,000	2,148,909
Series 2012-4, Cl. D, 2.68%, 10/9/18	1,600,000	1,603,406
Series 2013-1, Cl. D, 2.09%, 2/8/19	2,800,000	2,730,493
Series 2013-2, Cl. D, 2.42%, 5/8/19	3,975,000	3,896,180
Series 2013-3, Cl. D, 3.00%, 7/8/19	2,585,000	2,571,864

Capital Auto Receivables Asset Trust, Series 2013-1, Cl. D, 2.19%, 9/20/21	1,710,000	1,672,790

CPS Auto Receivables Trust, Series 2012-C, Cl. A, 1.82%, 12/16/19[1]	1,156,717	1,163,275

Credit Acceptance Auto Loan Trust, Series 2012-2A, Cl. B, 2.21%, 9/15/20[1]	705,000	708,833

DT Auto Owner Trust:
Series 2012-2A, Cl. D, 4.35%, 3/15/19[1]	3,630,000	3,748,320
Series 2013-1A, Cl. D, 3.74%, 5/15/20[1]	1,560,000	1,563,982
Series 2013-2A, Cl. D, 4.18%, 6/15/20[1]	3,920,000	3,924,724

Exeter Automobile Receivables Trust:
Series 2012-2A, Cl. C, 3.06%, 7/16/18[1]	65,000	63,771
Series 2013-2A, Cl. C, 4.35%, 1/15/19[1]	3,710,000	3,743,507

First Investors Auto Owner Trust, Series 2012-1A, Cl. D, 5.65%, 4/15/18[1]	325,000	342,207

Santander Drive Auto Receivables Trust:
Series 2011-S1A, Cl. D, 3.10%, 5/15/17[1]	17,361	17,378
Series 2012-5, Cl. D, 3.30%, 9/17/18	2,140,000	2,178,992
Series 2012-AA, Cl. D, 2.46%, 12/17/18[1]	495,000	486,281
Series 2013-1, Cl. D, 2.27%, 1/15/19	5,480,000	5,361,396
Series 2013-2, Cl. D, 2.57%, 3/15/19	2,825,000	2,763,418
Series 2013-3, Cl. D, 2.42%, 4/15/19	1,930,000	1,851,926

Santander Drive Auto Receivables Trust 2013-4, Series 2013-4, Cl. D, 3.92%, 1/15/20	1,020,000	1,033,262

SNAAC Auto Receivables Trust:
Series 2013-1A, Cl. B, 2.09%, 7/16/18[1]	1,185,000	1,180,470
Series 2013-1A, Cl. C, 3.07%, 8/15/18[1]	1,315,000	1,306,658

United Auto Credit Securitization Trust:
Series 2012-1, Cl. B, 1.87%, 9/15/15[1]	2,415,000	2,414,478
Series 2012-1, Cl. C, 2.52%, 3/15/16[1]	1,745,000	1,744,041
Series 2013-1, Cl. B, 1.74%, 4/15/16[1]	2,050,000	2,046,777
Series 2013-1, Cl. C, 2.22%, 12/15/17[1]	1,312,000	1,309,333
Series 2013-1, Cl. D, 2.90%, 12/15/17[1]	230,000	229,534

Total Asset-Backed Securities (Cost $55,394,564)		54,916,135
Mortgage-Backed Obligations—56.5%
Government Agency—49.7%
FHLMC/FNMA/FHLB/Sponsored—48.0%
Federal Home Loan Mortgage Corp. Gold Pool:
4.50%, 5/1/19	108,692	115,107
6.00%, 5/1/18-10/1/29	5,504,802	5,976,412
6.50%, 4/1/18-4/1/34	3,180,831	3,508,829
7.00%, 8/1/16-10/1/37	1,894,435	2,124,473
7.50%, 1/1/32-9/1/33	4,955,015	5,811,788
8.00%, 4/1/16	302,604	316,725
8.50%, 3/1/31	151,514	180,274

11    OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored Continued
Federal Home Loan Mortgage Corp. Gold Pool: Continued
9.00%, 8/1/22-5/1/25	$151,166	$169,667
10.00%, 8/1/21	40,649	41,705
11.50%, 6/1/20-11/17/20	17,178	17,341
12.00%, 6/1/15	1,780	1,811
12.50%, 7/1/19	2,202	2,255
13.00%, 8/1/15	2,483	2,519

Federal Home Loan Mortgage Corp. Non Gold Pool, 11%, 11/1/20[3]	33,704	38,960

Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 192, Cl. IO, 11.802%, 2/1/28[4]	253,341	53,271
Series 205, Cl. IO, 16.335%, 9/1/29[4]	1,831,457	278,439
Series 206, Cl. IO, 0.00%, 12/1/29[4,5]	92,270	13,774
Series 243, Cl. 6, 0.00%, 12/15/32[4,5]	692,220	144,065

Federal Home Loan Mortgage Corp., Mtg.-Linked Amortizing Global Debt Securities, Series 2012-1, Cl. A10, 2.06%, 1/15/22	6,774,313	6,845,074

Federal Home Loan Mortgage Corp., Principal-Only Stripped Mtg.-Backed Security:
Series 216, Cl. PO, 12.425%, 12/1/31[6]	451,799	433,080
Series 219, Cl. PO, 12.507%, 3/1/32[6]	1,272,853	1,218,667

Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1095, Cl. D, 0.832%, 6/15/21[7]	5,974	6,004
Series 151, Cl. F, 9.00%, 5/15/21[3]	21,832	24,368
Series 1695, Cl. F, 2.324%, 3/15/24[7]	1,493,618	1,530,275
Series 2035, Cl. PC, 6.95%, 3/15/28	947,206	1,095,130
Series 2084, Cl. ZC, 6.50%, 8/15/28	502,991	564,874
Series 2116, Cl. ZA, 6.00%, 1/15/29	710,429	796,233
Series 2122, Cl. FD, 0.532%, 2/15/29[7]	769,909	770,273
Series 2132, Cl. FN, 1.083%, 3/15/29[7]	1,098,123	1,112,178
Series 2148, Cl. ZA, 6.00%, 4/15/29	1,244,915	1,393,751
Series 2195, Cl. LH, 6.50%, 10/15/29	1,855,762	2,103,031
Series 2220, Cl. PD, 8.00%, 3/15/30	275,463	323,599
Series 2281, Cl. Z, 6.50%, 2/15/31	2,362,805	2,687,411
Series 2319, Cl. BZ, 6.50%, 5/15/31	3,802,771	4,310,986
Series 2326, Cl. ZP, 6.50%, 6/15/31	814,234	928,453
Series 2344, Cl. FP, 1.132%, 8/15/31[7]	605,083	617,545
Series 2368, Cl. TG, 6.00%, 10/15/16	82,773	86,417
Series 2392, Cl. FB, 0.782%, 1/15/29[7]	183,828	185,253
Series 2396, Cl. FE, 0.782%, 12/15/31[7]	314,086	317,036
Series 2401, Cl. FA, 0.832%, 7/15/29[7]	251,217	253,454
Series 2427, Cl. ZM, 6.50%, 3/15/32	177,616	200,525
Series 2464, Cl. FI, 1.182%, 2/15/32[7]	372,548	380,162
Series 2470, Cl. LF, 1.182%, 2/15/32[7]	381,149	388,939
Series 2471, Cl. FD, 1.182%, 3/15/32[7]	558,818	570,283
Series 2481, Cl. AF, 0.732%, 3/15/32[7]	326,401	328,850
Series 2500, Cl. FD, 0.682%, 3/15/32[7]	532,585	535,803
Series 2504, Cl. FP, 0.682%, 3/15/32[7]	635,372	639,490
Series 2526, Cl. FE, 0.582%, 6/15/29[7]	640,570	641,877
Series 2530, Cl. FD, 0.682%, 2/15/32[7]	742,797	748,810
Series 2538, Cl. F, 0.782%, 12/15/32[7]	85,986	86,611
Series 2550, Cl. FI, 0.532%, 11/15/32[7]	377,234	376,905

12    OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored Continued
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: Continued
Series 2551, Cl. FD, 0.582%, 1/15/33[7]	$614,341	$615,713
Series 2627, Cl. KM, 4.50%, 6/15/18	1,417,602	1,488,669
Series 2668, Cl. AZ, 4.00%, 9/15/18	612,874	642,103
Series 2676, Cl. KY, 5.00%, 9/15/23	2,166,291	2,376,177
Series 2707, Cl. QE, 4.50%, 11/15/18	3,569,307	3,765,198
Series 2708, Cl. N, 4.00%, 11/15/18	1,305,069	1,367,364
Series 2770, Cl. TW, 4.50%, 3/15/19	7,370,179	7,892,931
Series 3013, Cl. GA, 5.00%, 6/15/34	1,810,903	1,895,052
Series 3025, Cl. SJ, 24.082%, 8/15/35[7]	194,175	304,235
Series 3134, Cl. FA, 0.482%, 3/15/36[7]	6,914,731	6,912,353
Series 3342, Cl. FT, 0.632%, 7/15/37[7]	3,178,776	3,173,420
Series 3465, Cl. HA, 4.00%, 7/15/17	295,085	301,052
Series 3617, Cl. DC, 4.00%, 7/15/27	1,571,149	1,601,268
Series 3647, Cl. BD, 3.00%, 12/15/19	14,052,013	14,353,928
Series 3804, Cl. WJ, 3.50%, 3/15/39	11,146,496	11,583,779
Series 3805, Cl. AK, 3.50%, 4/15/24	1,059,602	1,099,512
Series 3822, Cl. JA, 5.00%, 6/15/40	612,350	648,913
Series 3848, Cl. WL, 4.00%, 4/15/40	3,546,369	3,788,379
Series 3887, Cl. NC, 3.00%, 7/15/26	1,575,602	1,622,538
Series 3917, Cl. BA, 4.00%, 6/15/38	3,238,453	3,381,186
Series 4221, Cl. HJ, 1.50%, 7/15/23	5,694,861	5,663,078

Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2074, Cl. S, 55.643%, 7/17/28[4]	402,460	83,806
Series 2079, Cl. S, 59.587%, 7/17/28[4]	724,616	152,813
Series 2493, Cl. S, 50.902%, 9/15/29[4]	485,965	102,520
Series 2526, Cl. SE, 32.017%, 6/15/29[4]	885,025	182,291
Series 2720, Cl. SA, 17.127%, 1/15/29[4]	577,916	6,424
Series 2795, Cl. SH, 14.67%, 3/15/24[4]	6,223,971	853,248
Series 2796, Cl. SD, 55.312%, 7/15/26[4]	199,916	36,465
Series 2835, Cl. BS, 0.00%, 12/15/28[4,5]	3,517,531	172,974
Series 2920, Cl. S, 56.939%, 1/15/35[4]	4,569,755	898,563
Series 2922, Cl. SE, 9.357%, 2/15/35[4]	794,461	139,494
Series 3201, Cl. SG, 7.776%, 8/15/36[4]	1,529,942	286,112
Series 3397, Cl. GS, 15.493%, 12/15/37[4]	111,837	18,960
Series 3424, Cl. EI, 3.136%, 4/15/38[4]	417,445	55,469
Series 3450, Cl. BI, 14.504%, 5/15/38[4]	5,241,800	947,413
Series 3606, Cl. SN, 6.773%, 12/15/39[4]	1,434,915	185,588

Federal Home Loan Mortgage Corp., Stripped Mtg.-Backed Security, Series 237, Cl. F16, 0.682%, 5/15/36[7]	4,196,146	4,234,192

Federal National Mortgage Assn. Pool:
2.50%, 10/1/28[3]	11,710,000	11,779,528
3.00%, 10/1/28[3]	6,880,000	7,125,100
3.50%, 8/1/40	2,263,820	2,310,443
3.50%, 11/1/43[3]	9,645,000	9,789,675
3.50%, 11/1/28[3]	133,560,000	140,509,288
3.50%, 10/15/43[3]	58,320,000	59,386,165
4.00%, 10/1/28-10/1/42[3]	34,230,000	36,004,871
4.50%, 9/1/18-8/1/26	12,659,321	13,479,212

13    OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored Continued
Federal National Mortgage Assn. Pool: Continued
4.50%, 10/1/43[3]	$32,278,000	$34,481,984
4.50%, 10/1/43[3]	4,130,000	4,388,125
5.00%, 2/1/18-10/25/38	18,954,134	20,243,651
5.00%, 10/1/43[3]	2,275,000	2,432,195
5.50%, 9/1/19-5/1/24	3,138,200	3,399,010
6.00%, 3/1/17-2/1/40	12,108,491	13,338,048
6.50%, 6/1/17-1/1/34	15,204,975	16,910,247
7.00%, 3/1/15-2/1/36	10,197,026	11,687,038
7.50%, 2/1/27-8/1/33	13,049,463	15,286,889
8.00%, 6/1/17	431	464
8.50%, 7/1/32	71,841	83,827
9.00%, 8/1/19	4,610	5,182
9.50%, 11/1/21	3,731	4,162
11.00%, 11/1/15-7/20/19	111,815	116,054
11.25%, 2/15/16	21,385	21,551
11.50%, 7/15/19	7,844	7,903
12.00%, 5/1/16	1,264	1,291
12.50%, 8/1/15-12/1/15	5,418	5,552
13.00%, 8/15/15-12/1/15	7,824	7,989

Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 221, Cl. 2, 38.997%, 5/1/23[4]	1,256,950	187,507
Series 254, Cl. 2, 34.681%, 1/1/24[4]	1,555,753	234,673
Series 294, Cl. 2, 17.918%, 2/1/28[4]	1,755,832	263,359
Series 301, Cl. 2, 5.18%, 4/1/29[4]	758,835	162,010
Series 321, Cl. 2, 20.459%, 4/1/32[4]	4,453,259	1,168,450
Series 324, Cl. 2, 3.488%, 7/1/32[4]	1,474,457	386,229
Series 331, Cl. 10, 6.216%, 2/1/33[4]	2,149,536	440,350
Series 331, Cl. 4, 0.00%, 2/1/33[4,5]	1,748,404	338,549
Series 331, Cl. 5, 0.00%, 2/1/33[4,5]	2,526,876	487,070
Series 331, Cl. 6, 0.00%, 2/1/33[4,5]	2,512,537	484,488
Series 334, Cl. 10, 0.00%, 2/1/33[4,5]	1,021,667	190,706
Series 339, Cl. 15, 0.00%, 8/1/33[4,5]	924,596	151,764
Series 339, Cl. 7, 0.00%, 8/1/33[4,5]	1,765,776	286,687
Series 351, Cl. 8, 0.00%, 4/1/34[4,5]	1,750,446	278,405
Series 356, Cl. 10, 0.00%, 6/1/35[4,5]	1,310,484	211,604
Series 356, Cl. 12, 0.00%, 2/1/35[4,5]	645,818	104,216
Series 362, Cl. 13, 0.00%, 8/1/35[4,5]	1,883,657	320,292
Series 364, Cl. 15, 0.00%, 9/1/35[4,5]	976,564	160,041

Federal National Mortgage Assn., Principal-Only Stripped Mtg.-Backed Security, Series 327, Cl. 1, 10.286%, 9/1/32[6]	327,734	315,425

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1988-7, Cl. Z, 9.25%, 4/25/18	27,655	30,720
Series 1991-109, Cl. Z, 8.50%, 9/25/21	17,432	20,140
Series 1997-16, Cl. PD, 7.00%, 3/18/27	1,652,338	1,909,954
Series 1998-59, Cl. Z, 6.50%, 10/25/28	149,003	166,165
Series 1999-54, Cl. LH, 6.50%, 11/25/29	901,255	1,010,582
Series 2001-69, Cl. PF, 1.179%, 12/25/31[7]	861,026	878,637
Series 2002-12, Cl. PG, 6.00%, 3/25/17	2,565,343	2,704,436
Series 2002-19, Cl. PE, 6.00%, 4/25/17	196,776	206,172
Series 2002-29, Cl. F, 1.179%, 4/25/32[7]	396,917	405,175

14    OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored Continued
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: Continued
Series 2002-39, Cl. FD, 1.179%, 3/18/32[7]	$761,680	$776,672
Series 2002-52, Cl. FD, 0.679%, 9/25/32[7]	634,984	639,593
Series 2002-53, Cl. FY, 0.679%, 8/25/32[7]	494,483	497,807
Series 2002-64, Cl. FJ, 1.179%, 4/25/32[7]	122,323	124,868
Series 2002-65, Cl. FB, 1.179%, 7/25/32[7]	754,160	769,970
Series 2002-68, Cl. FH, 0.679%, 10/18/32[7]	236,106	237,617
Series 2002-77, Cl. TF, 1.179%, 12/18/32[7]	1,517,509	1,554,812
Series 2002-82, Cl. FE, 1.179%, 12/25/32[7]	719,998	734,731
Series 2002-9, Cl. PC, 6.00%, 3/25/17	1,411,507	1,487,305
Series 2002-90, Cl. FJ, 0.679%, 9/25/32[7]	271,179	272,957
Series 2002-90, Cl. FM, 0.679%, 9/25/32[7]	260,749	262,459
Series 2003-112, Cl. AN, 4.00%, 11/25/18	2,253,180	2,362,703
Series 2003-116, Cl. FA, 0.579%, 11/25/33[7]	414,075	414,596
Series 2003-119, Cl. FK, 0.679%, 5/25/18[7]	4,257,821	4,272,607
Series 2003-130, Cl. CS, 13.742%, 12/25/33[7]	1,000,972	1,227,986
Series 2003-21, Cl. FK, 0.579%, 3/25/33[7]	46,768	46,873
Series 2003-26, Cl. XF, 0.629%, 3/25/23[7]	1,796,942	1,806,676
Series 2003-44, Cl. CB, 4.25%, 3/25/33	536,206	558,078
Series 2003-45, Cl. AB, 3.75%, 5/25/33	124,383	126,430
Series 2004-101, Cl. BG, 5.00%, 1/25/20	2,608,086	2,728,579
Series 2004-25, Cl. PC, 5.50%, 1/25/34	1,640,165	1,764,530
Series 2004-29, Cl. QG, 4.50%, 12/25/32	2,410,798	2,477,967
Series 2004-72, Cl. FB, 0.679%, 9/25/34[7]	2,457,978	2,469,199
Series 2005-109, Cl. AH, 5.50%, 12/25/25	8,627,554	9,544,326
Series 2005-45, Cl. XA, 0.519%, 6/25/35[7]	4,806,906	4,812,102
Series 2005-5, Cl. AB, 5.00%, 4/25/32	1,228,727	1,261,397
Series 2005-67, Cl. BF, 0.529%, 8/25/35[7]	2,268,561	2,272,205
Series 2005-69, Cl. LE, 5.50%, 11/25/33	289,325	290,670
Series 2005-85, Cl. FA, 0.529%, 10/25/35[7]	4,811,631	4,816,413
Series 2006-11, Cl. PS, 23.911%, 3/25/36[7]	774,749	1,202,562
Series 2006-46, Cl. SW, 23.543%, 6/25/36[7]	774,286	1,212,192
Series 2006-50, Cl. KS, 23.544%, 6/25/36[7]	627,973	981,723
Series 2006-50, Cl. SK, 23.544%, 6/25/36[7]	174,403	265,731
Series 2007-109, Cl. NF, 0.729%, 12/25/37[7]	6,532,980	6,572,942
Series 2007-79, Cl. FA, 0.629%, 8/25/37[7]	2,150,046	2,156,481
Series 2008-14, Cl. BA, 4.25%, 3/25/23	623,225	656,852
Series 2009-114, Cl. AC, 2.50%, 12/25/23	1,311,739	1,331,793
Series 2009-36, Cl. FA, 1.119%, 6/25/37[7]	11,039,857	11,146,232
Series 2009-37, Cl. HA, 4.00%, 4/25/19	3,316,104	3,468,123
Series 2009-70, Cl. TL, 4.00%, 8/25/19	10,643,892	11,132,239
Series 2010-37, Cl. NG, 4.00%, 1/25/28	4,430,647	4,529,790
Series 2011-104, Cl. MA, 2.50%, 10/25/26	1,251,378	1,266,298
Series 2011-122, Cl. EC, 1.50%, 1/25/20	8,735,275	8,696,691
Series 2011-15, Cl. DA, 4.00%, 3/25/41	4,876,433	5,161,063
Series 2011-3, Cl. KA, 5.00%, 4/25/40	4,197,253	4,602,846
Series 2011-44, Cl. EA, 3.00%, 6/25/24	1,489,223	1,547,471
Series 2011-45, Cl. NG, 3.00%, 3/25/25	1,004,686	1,036,553
Series 2011-45, Cl. TE, 3.00%, 3/25/25	1,723,091	1,781,647
Series 2011-6, Cl. BA, 2.75%, 6/25/20	1,467,301	1,499,986
Series 2011-69, Cl. EA, 3.00%, 11/25/29	2,712,846	2,785,988

15    OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored Continued
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: Continued
Series 2011-88, Cl. AB, 2.50%, 9/25/26	$2,114,253	$2,151,634
Series 2012-20, Cl. FD, 0.579%, 3/25/42[7]	2,255,396	2,252,671

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2001-63, Cl. SD, 33.636%, 12/18/31[4]	647,649	126,600
Series 2001-68, Cl. SC, 22.372%, 11/25/31[4]	535,746	105,978
Series 2001-81, Cl. S, 29.821%, 1/25/32[4]	410,162	84,837
Series 2002-28, Cl. SA, 38.477%, 4/25/32[4]	427,407	82,496
Series 2002-38, Cl. SO, 47.045%, 4/25/32[4]	688,917	122,665
Series 2002-39, Cl. SD, 38.85%, 3/18/32[4]	739,232	148,537
Series 2002-48, Cl. S, 34.367%, 7/25/32[4]	663,661	131,297
Series 2002-52, Cl. SD, 35.043%, 9/25/32[4]	634,984	132,090
Series 2002-52, Cl. SL, 36.524%, 9/25/32[4]	446,310	84,454
Series 2002-53, Cl. SK, 36.932%, 4/25/32[4]	431,327	91,034
Series 2002-56, Cl. SN, 36.041%, 7/25/32[4]	901,364	178,511
Series 2002-60, Cl. SM, 32.488%, 8/25/32[4]	1,189,208	184,416
Series 2002-77, Cl. IS, 43.366%, 12/18/32[4]	986,086	201,035
Series 2002-77, Cl. SH, 42.765%, 12/18/32[4]	614,180	127,332
Series 2002-9, Cl. MS, 30.429%, 3/25/32[4]	690,013	141,728
Series 2003-33, Cl. IA, 5.169%, 5/25/33[4]	134,511	25,698
Series 2003-33, Cl. SP, 30.589%, 5/25/33[4]	1,489,897	269,448
Series 2003-38, Cl. SA, 0.00%, 3/25/23[4,5]	1,322,573	118,831
Series 2003-4, Cl. S, 32.207%, 2/25/33[4]	894,682	174,803
Series 2005-12, Cl. SC, 11.039%, 3/25/35[4]	396,874	85,126
Series 2005-14, Cl. SE, 41.591%, 3/25/35[4]	5,781,882	977,201
Series 2005-40, Cl. SA, 49.761%, 5/25/35[4]	2,438,127	423,170
Series 2005-52, Cl. JH, 9.736%, 5/25/35[4]	1,100,774	201,455
Series 2005-63, Cl. SA, 51.569%, 10/25/31[4]	2,195,511	496,707
Series 2005-63, Cl. X, 37.656%, 10/25/31[4]	25,990	876
Series 2008-55, Cl. SA, 13.825%, 7/25/38[4]	55,235	8,422
Series 2009-8, Cl. BS, 0.00%, 2/25/24[4,5]	2,137,780	194,033
Series 2009-85, Cl. IO, 0.00%, 10/25/24[4,5]	4,453,024	331,578
Series 2012-40, Cl. PI, 3.133%, 4/25/41[4]	408,455	76,882

Vendee Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security:
Series 1999-3, Cl. IO, 12.118%, 10/15/29[4]	24,909,000	186,593
Series 2001-3, Cl. IO, 17.81%, 10/15/31[4]	11,335,484	97,254
Series 2002-2, Cl. IO, 16.592%, 1/15/32[4]	30,491,916	145,614
Series 2002-3, Cl. IO, 10.268%, 8/15/32[4]	40,898,947	450,281
Series 2003-1, Cl. IO, 11.623%, 11/15/32[4]	60,157,927	433,588

		685,133,398

GNMA/Guaranteed—1.1%
Government National Mortgage Assn. I Pool:
6.50%, 1/15/24	88,385	99,583
7.00%, 1/15/28-9/15/29	551,953	621,564
7.50%, 6/15/28-8/15/28	466,194	494,602
8.00%, 9/15/28	32,162	33,773
8.50%, 8/15/17-12/15/17	210,658	223,944
9.50%, 9/15/17	1,478	1,530

16    OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

	Principal Amount	Value
GNMA/Guaranteed Continued
Government National Mortgage Assn. I Pool: Continued
10.50%, 12/15/17-1/15/21	$47,494	$47,962
13.00%, 9/15/14	149	150

Government National Mortgage Assn. II Pool:
7.00%, 1/20/30	58,396	65,050
11.00%, 10/20/19	27,241	28,581

Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 1998-6, Cl. SA, 61.869%, 3/16/28[4]	948,637	199,600
Series 2002-76, Cl. SG, 4.85%, 10/16/29[4]	302,797	60,229
Series 2010-147, Cl. LI, 12.086%, 11/16/13[4]	29,816,264	49,719
Series 2011-52, Cl. HS, 8.629%, 4/16/41[4]	6,510,882	1,635,000

Government National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1999-32, Cl. ZB, 8.00%, 9/16/29	6,247,473	7,403,846
Series 2009-29, Cl. CA, 4.50%, 4/20/34	482,186	488,879
Series 2009-31, Cl. MA, 4.50%, 8/20/33	879,223	899,373
Series 2009-66, Cl. CD, 2.50%, 8/16/39	460,033	471,959
Series 2009-75, Cl. GC, 4.00%, 7/20/30	895,908	917,983
Series 2010-139, Cl. AB, 4.00%, 5/20/36	2,006,311	2,125,721

		15,869,048

Other Agency—0.6%
NCUA Guaranteed Notes Trust, Series 2010-A1, Cl. A, 0.532%, 12/7/20[7]	8,615,030	8,624,162

Non-Agency—6.8%
Commercial—5.2%
BCAP LLC Trust, Mtg. Pass-Through Certificates:
Series 2012-RR2, Cl. 6A3, 2.444%, 9/26/35[1,7]	4,729,663	4,816,818
Series 2012-RR6, 2.404%, 11/26/36[1]	5,562,685	5,620,870

CHL Mortgage Pass-Through Trust, Collateralized Mtg. Obligations, Series 2003-J5, Cl. 2A1, 5%, 7/25/18	1,445,731	1,484,451

Citigroup Commercial Mortgage Trust, Commercial Mtg. Pass-Through Certificates, Series 20113-GCJ11, 4.459%, 4/10/23[1]	1,410,000	1,195,234

Citigroup Mortgage Loan Trust, Inc., Mtg.-Backed Nts., Series 2012-8, Cl. 1A1, 2.674%, 10/25/35[1,7]	7,386,982	7,424,293

COMM Mortgage Trust, Commercial Mtg. Pass-Through Certificates:
Series 2012-CR4, Cl. D, 4.73%, 10/15/45[1,7]	425,000	374,040
Series 2012-CR5, Cl. E, 4.48%, 12/10/45[1,7]	700,000	605,362
Series 2013-CR7, Cl. D, 4.501%, 3/10/46[1,7]	1,540,000	1,286,695

COMM Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security:
Series 2010-C1, Cl. XPA, 0.00%, 7/10/46[1,4,5,7]	41,142,659	1,802,295
Series 2012-CR5, Cl. XA, 2.047%, 12/10/45[4,7]	14,521,539	1,599,925

Credit Suisse Commercial Mortgage Trust, Commercial Mtg. Pass-Through Certificates, Series 2006-C1, Cl. AJ, 5.567%, 2/15/39[7]	4,180,000	4,511,631

Credit Suisse First Boston Commercial Trust, Commercial Mtg. Pass-Through Certificates, Series 2005-C6, Cl. AJ, 5.23%, 12/15/40[7]	3,621,000	3,851,813

DBUBS Mortgage Trust, Commercial Mtg. Pass-Through Certificates, Series 2011-LC1A, Cl. E, 5.728%, 11/10/46[1,7]	675,000	657,010

EverBank Mortgage Loan Trust, Commercial Mtg. Pass-Through Certificates, Series 2013-1, Cl. A1, 2.25%, 3/25/43[1,7]	3,343,109	3,080,552

FREMF Mortgage Trust, Commercial Mtg. Pass-Through Certificates:
Series 2013-K25, Cl. C, 3.742%, 11/25/45[1,7]	805,000	668,242
Series 2013-K26, Cl. C, 3.723%, 12/25/45[1,7]	550,000	454,655

17    OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
Commercial Continued
FREMF Mortgage Trust, Commercial Mtg. Pass-Through Certificates: Continued
Series 2013-K27, Cl. C, 3.616%, 1/25/46[1,7]	$850,000	$693,114
Series 2013-K712, Cl. C, 3.483%, 5/25/45[1,7]	1,415,000	1,261,204

GS Mortgage Securities Trust, Commercial Mtg. Pass-Through Certificates, Series 2007-GG10, Cl. A2, 5.778%, 8/10/45[7]	3,150,818	3,180,160

GSR Mortgage Loan Trust, Mtg. Pass-Through Certificates, Series 2005-AR4, Cl. 6A1, 5.25%, 7/25/35[7]	2,265,280	2,252,706

JP Morgan Chase Commercial Mortgage Securities Trust, Commercial Mtg. Pass-Through Certificates, Series 2007-LD12, Cl. A2, 5.827%, 2/15/51	1,471,454	1,480,890

Morgan Stanley Bank of America Merrill Lynch Trust, Commercial Mtg. Pass-Through Certificates:
Series 2012-C6, Cl. E, 4.82%, 11/15/45[1,7]	1,285,000	1,128,434
Series 2013-C7, Cl. D, 4.444%, 2/15/46[1,7]	1,550,000	1,289,560
Series 2013-C8, Cl. D, 4.311%, 12/15/48[1,7]	1,115,000	932,998

Morgan Stanley Reremic Trust, Re-Securitization Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Series 2012-R3, Cl. 1A, 2.346%, 11/26/36[1,7]	7,308,761	7,225,655

Sequoia Mortgage Trust, Mtg. Pass-Through Certificates, Series 2012-2, Cl. A2, 3.50%, 4/25/42[7]	1,694,544	1,707,073

STARM Mortgage Loan Trust, Mtg. Pass-Through Certificates, Series 2007-1, Cl. 2A1, 5.74%, 2/25/37[7]	3,174,915	2,637,411

Structured Adjustable Rate Mortgage Loan Trust, Mtg. Pass-Through Certificates, Series 2004-10, Cl. 2A, 2.426%, 8/25/34[7]	1,715,680	1,655,675

UBS-Barclays Commercial Mortgage Trust, Commercial Mtg. Pass-Through Certificates, Series 2012-C2, Cl. E, 5.049%, 5/10/63[1,7]	630,000	548,857

WF-RBS Commercial Mortgage Trust, Commercial Mtg. Pass-Through Certificates:
Series 2012-C10, Cl. D, 4.609%, 12/15/45[1,7]	650,000	565,187
Series 2012-C7, Cl. E, 5.004%, 6/15/45[1,7]	1,110,000	982,972
Series 2012-C8, Cl. E, 5.041%, 8/15/45[1,7]	1,255,000	1,129,700
Series 2013-C11, Cl. D, 4.324%, 3/15/45[1,7]	646,000	534,602

WF-RBS Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2011-C3, Cl. XA, 1.384%, 3/15/44[1,4,7]	49,700,327	3,547,957

		72,188,041

Residential—1.6%
Argent Securities, Inc., Asset-Backed Pass-Through Certificates, Series 2004-W8, Cl. A2, 1.139%, 5/25/34[7]	6,265,781	6,035,347

Banc of America Commercial Mortgage Trust, Commercial Mtg. Pass-Through Certificates, Series 2007-4, Cl. AM, 6.001%, 2/10/51[7]	1,405,000	1,542,822

Countrywide Asset-Backed Certificates, Series 2006-25, Cl. 2A2, 0.299%, 6/25/47[7]	407,269	406,649

CWABS Asset-Backed Certificates Trust, Asset-Backed Certificates, Series 2005-16, Cl. 2AF2, 5.071%, 5/25/36[7]	2,528,081	2,504,960

Merrill Lynch Mortgage Investors Trust, Mtg. Pass-Through Certificates, Series 2005-A1, Cl. 2A1, 2.623%, 12/25/34[7]	1,679,417	1,711,451

MLCC Mortgage Investors, Inc., Mtg. Pass-Through Certificates, Series 2006-3, Cl. 2A1, 2.378%, 10/25/36[7]	2,806,145	2,682,649

RALI Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2006-QS13, Cl. 1A8, 6%, 9/25/36	159,025	124,398

18    OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

		Principal Amount	Value
Residential Continued
RALI Trust, Mtg. Pass-Through Certificates:
Series 2006-QS13, Cl. 1A5, 6.00%, 9/25/36		$4,870,161	$3,809,649
Series 2007-QS6, Cl. A28, 5.75%, 4/25/37		2,213,640	1,767,516

Wells Fargo Mortgage-Backed Securities Trust, Mtg. Pass Through Certificates, Series 2005-9, Cl. 2A6, 5.25%, 10/25/35		3,275,803	3,381,143

			23,966,584

Total Mortgage-Backed Obligations (Cost $787,709,516)			805,781,233
U.S. Government Obligations—60.6%
Federal Farm Credit Bank Bonds:
0.25%, 11/28/14		4,000,000	4,003,220
1.625%, 11/19/14		3,425,000	3,481,988

Federal Home Loan Bank Nts.:
0.001%, 10/16/13		20,950,000	20,949,991
0.015%, 10/9/13		12,000,000	11,999,960
0.025%, 10/3/13		700,000	699,999
5.50%, 8/13/14		40,000,000	41,888,960

Federal Home Loan Mortgage Corp. Nts.:
0.02%, 10/15/13		28,350,000	28,349,780
0.75%, 11/25/14		21,678,000	21,825,237
0.875%, 10/14/16-3/7/18		196,821,000	195,415,056
1.00%, 8/27/14		30,000,000	30,248,760
1.375%, 5/1/20		51,694,000	49,288,523
2.375%, 1/13/22		8,707,000	8,493,748

Federal National Mortgage Assn. Nts.:
0.375%, 7/5/16		17,688,000	17,543,436
1.25%, 1/30/17		94,185,000	95,318,705
1.375%, 11/15/16		79,519,000	80,905,414
1.625%, 11/27/18		30,278,000	30,195,371
1.875%, 9/18/18		26,493,000	26,823,712

U. S. Treasury Bills:
0.002%, 10/17/13		59,900,000	59,899,947
0.003%, 10/10/13		1,200,000	1,199,999
0.018%, 10/24/13		9,700,000	9,699,892
0.027%, 10/3/13[8]		93,575,000	93,574,862
0.03%, 10/31/13		3,800,000	3,799,905

U.S. Treasury Nts., 0.50%, 10/15/13		29,775,000	29,780,806

Total U.S. Government Obligations (Cost $867,364,770)			865,387,271

Total Investments, at Value (Cost $1,710,468,850)	120.9%		1,726,084,639

Liabilities in Excess of Other Assets	(20.9)		(298,808,548)

Net Assets	100.0%		$1,427,276,091

Footnotes to Statement of Investments

1.	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $76,807,485 or 5.38% of the Fund’s net assets as of September 30, 2013.

19    OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENT OF INVESTMENTS Continued

Footnotes to Statement of Investments (Continued)

2.	Restricted security. The aggregate value of restricted securities as of September 30, 2013 was $271,229, which represents 0.02% of the Fund’s net assets. See Note 7 of the accompanying Notes. Information concerning restricted securities is as follows:

	Acquisition			Unrealized
Security	Date	Cost	Value	Appreciation
AmeriCredit Automobile Receivables Trust, Series 2010-4, Cl. E, 6.40%, 4/9/18	7/27/12	$263,071	$271,229	$8,158

3.	All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after September 30, 2013. See Note 1 of the accompanying Notes.
4.	Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $26,003,384 or 1.82% of the Fund’s net assets as of September 30, 2013.
5.	Interest rate is less than 0.0005%.
6.	Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $1,967,172 or 0.14% of the Fund’s net assets as of September 30, 2013.
7.	Represents the current interest rate for a variable or increasing rate security.
8.	All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $3,349,995. See Note 6 of the accompanying Notes.

Futures Contracts as of September 30, 2013:

Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Unrealized Appreciation (Depreciation)
U.S. Treasury Long Bonds	CBT	Sell	12/19/13	65	$(800)
U.S. Treasury Nts., 2 yr.	CBT	Buy	12/31/13	858	570,768
U.S. Treasury Nts., 5 yr.	CBT	Sell	12/31/13	1,143	(1,804,793)
U.S. Treasury Nts., 10 yr.	CBT	Sell	12/19/13	1,177	(2,435,588)
U.S. Treasury Ultra Bonds	CBT	Buy	12/19/13	4	18,131

					$(3,652,282)

Glossary:

Exchange Abbreviations:

CBT	Chicago Board of Trade

See accompanying Notes to Financial Statements.

20    OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENT OF ASSETS AND LIABILITIES September 30, 2013

Assets
Investments, at value (cost $1,710,468,850)—see accompanying statement of investments	$1,726,084,639

Cash	90,744

Receivables and other assets:
Investments sold (including $169,501,322 sold on a when-issued or delayed delivery basis)	199,755,505
Interest and principal paydowns	3,949,846
Shares of beneficial interest sold	1,054,919
Variation margin receivable	59,643
Other	127,354

Total assets	1,931,122,650
Liabilities
Payables and other liabilities:
Investments purchased (including $471,758,290 purchased on a when-issued or delayed delivery basis)	501,486,075
Shares of beneficial interest redeemed	1,607,625
Transfer and shareholder servicing agent fees	208,144
Distribution and service plan fees	207,811
Variation margin payable	131,306
Trustees’ compensation	81,732
Dividends	66,302
Shareholder communications	11,777
Other	45,787

Total liabilities	503,846,559
Net Assets	$1,427,276,091

Composition of Net Assets
Par value of shares of beneficial interest	$155,624

Additional paid-in capital	1,561,698,939

Accumulated net investment income	15,656,344

Accumulated net realized loss on investments	(162,198,323)

Net unrealized appreciation on investments	11,963,507

Net Assets	$1,427,276,091

21    OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $703,706,457 and 76,684,335 shares of beneficial interest outstanding)	$9.18
Maximum offering price per share (net asset value plus sales charge of 2.25% of offering price)	$9.39

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $27,892,844 and 3,040,452 shares of beneficial interest outstanding)	$9.17

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $233,776,072 and 25,525,547 shares of beneficial interest outstanding)	$9.16

Class I Shares:
Net asset value, redemption price and offering price per share (based on net assets of $229,313,669 and 24,996,113 shares of beneficial interest outstanding)	$9.17

Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $39,598,498 and 4,319,221 shares of beneficial interest outstanding)	$9.17

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $192,988,551 and 21,058,102 shares of beneficial interest outstanding)	$9.16

See accompanying Notes to Financial Statements

22    OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENT OF OPERATIONS For the Year Ended September 30, 2013

Investment Income
Interest	$31,959,319

Fee income on when-issued securities	3,009,379

Other income	18,021

Total investment income	34,986,719
Expenses
Management fees	6,503,926

Distribution and service plan fees:
Class A	1,864,102
Class B	353,872
Class C	2,648,909
Class N	206,390

Transfer and shareholder servicing agent fees:
Class A	1,335,653
Class B	118,389
Class C	423,924
Class I	17,733
Class N	94,311
Class Y	370,475

Shareholder communications:
Class A	145,405
Class B	13,802
Class C	43,615
Class I	3
Class N	5,901
Class Y	19,708

Trustees’ compensation	90,545

Custodian fees and expenses	22,469

Other	271,793

Total expenses	14,550,925
Less waivers and reimbursements of expenses	(851,780)

Net expenses	13,699,145
Net Investment Income	21,287,574

23    OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENT OF OPERATIONS Continued

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	$(5,556,990)
Closing and expiration of option contracts written	342,545
Closing and expiration of futures contracts	5,141,344
Swap contracts	2,083,085
Closing and expiration of swaption contracts written	(86,565)

Net realized gain	1,923,419

Net change in unrealized appreciation/depreciation on:
Investments	(31,856,534)
Futures contracts	(2,149,973)
Option contracts written	(2,220)
Swap contracts	249,471
Swaption contracts written	9,069

Net change in unrealized appreciation/depreciation	(33,750,187)
Net Decrease in Net Assets Resulting from Operations	$(10,539,194)

See accompanying Notes to Financial Statements.

24    OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2013	Year Ended September 28, 2012[1]
Operations
Net investment income	$21,287,574	$34,104,870

Net realized gain	1,923,419	17,215,910

Net change in unrealized appreciation/depreciation	(33,750,187)	(513,630)

Net increase (decrease) in net assets resulting from operations	(10,539,194)	50,807,150
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(15,340,957)	(17,215,613)
Class B	(442,043)	(601,155)
Class C	(3,182,919)	(3,749,500)
Class I	(946,481)	—
Class N	(703,671)	(759,640)
Class Y	(9,759,082)	(11,778,980)

	(30,375,153)	(34,104,888)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(111,601,773)	(73,759,983)
Class B	(15,036,624)	(11,564,681)
Class C	(49,428,876)	(46,214,690)
Class I	229,221,607	—
Class N	(3,271,232)	(596,670)
Class Y	(327,619,109)	18,719,505

	(277,736,007)	(113,416,519)
Net Assets
Total decrease	(318,650,354)	(96,714,257)

Beginning of period	1,745,926,445	1,842,640,702

End of period (including accumulated net investment income of $15,656,344 and $18,886,064, respectively)	$1,427,276,091	$1,745,926,445

1.	September 28, 2012 represents the last business day of the Fund’s reporting period. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

25    OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended September 30, 2013	Year Ended September 28, 2012[1]	Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2009
Per Share Operating Data
Net asset value, beginning of period	$9.42	$9.33	$9.45	$9.17	$9.52

Income (loss) from investment operations:
Net investment income[2]	0.13	0.19	0.25	0.33	0.45
Net realized and unrealized gain (loss)	(0.19)	0.09	(0.12)	0.28	(0.35)

Total from investment operations	(0.06)	0.28	0.13	0.61	0.10

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.18)	(0.19)	(0.25)	(0.33)	(0.13)
Tax return of capital distribution	0.00	0.00	0.00	0.00	(0.32)

Total dividends and/or distributions to shareholders	(0.18)	(0.19)	(0.25)	(0.33)	(0.45)

Net asset value, end of period	$9.18	$9.42	$9.33	$9.45	$9.17

Total Return, at Net Asset Value[3]	(0.63)%	3.00%	1.38%	6.73%	1.23%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$703,706	$835,353	$901,117	$1,054,547	$967,621

Average net assets (in thousands)	$771,385	$856,033	$947,592	$1,011,189	$979,498

Ratios to average net assets:[4]
Net investment income	1.43%	2.01%	2.63%	3.49%	4.98%
Total expenses	0.87%	0.86%	0.85%[5]	0.85%[5]	0.91%[5]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.80%	0.80%	0.77%	0.70%	0.70%

Portfolio turnover rate[6]	154%	152%	87%	61%	59%

1.	September 28, 2012 represents the last business day of the Fund’s reporting period. See Note 1 of the accompanying Notes.
2.	Per share amounts calculated based on the average shares outstanding during the period.
3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
4.	Annualized for periods less than one full year.
5.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended September 30, 2011	0 .85%
Year Ended September 30, 2010	0 .86%
Year Ended September 30, 2009	0 .91%

6.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended September 30, 2013	$5,770,708,418	$6,001,196,249
Year Ended September 28, 2012	$5,578,800,491	$5,394,779,917
Year Ended September 30, 2011	$5,748,952,116	$5,463,391,268
Year Ended September 30, 2010	$1,512,202,423	$1,571,079,686
Year Ended September 30, 2009	$2,313,735,068	$2,259,491,453

See accompanying Notes to Financial Statements.

26    OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Class B	Year Ended September 30, 2013	Year Ended September 28, 2012[1]	Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2009
Per Share Operating Data
Net asset value, beginning of period	$9.41	$9.32	$9.44	$9.17	$9.52

Income (loss) from investment operations:
Net investment income[2]	0.06	0.11	0.17	0.26	0.38
Net realized and unrealized gain (loss)	(0.19)	0.09	(0.12)	0.27	(0.35)

Total from investment operations	(0.13)	0.20	0.05	0.53	0.03

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.11)	(0.11)	(0.17)	(0.26)	(0.11)
Tax return of capital distribution	0.00	0.00	0.00	0.00	(0.27)

Total dividends and/or distributions to shareholders	(0.11)	(0.11)	(0.17)	(0.26)	(0.38)

Net asset value, end of period	$9.17	$9.41	$9.32	$9.44	$9.17

Total Return, at Net Asset Value[3]	(1.41)%	2.18%	0.58%	5.83%	0.49%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$27,893	$43,860	$54,978	$75,966	$82,254

Average net assets (in thousands)	$35,494	$49,094	$63,116	$77,379	$93,543

Ratios to average net assets:[4]
Net investment income	0.65%	1.22%	1.85%	2.78%	4.24%
Total expenses	1.81%	1.83%	1.84%[5]	1.85%[5]	1.85%[5]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.60%	1.60%	1.55%	1.45%	1.45%

Portfolio turnover rate[6]	154%	152%	87%	61%	59%

1.	September 28, 2012 represents the last business day of the Fund’s reporting period. See Note 1 of the accompanying Notes.
2.	Per share amounts calculated based on the average shares outstanding during the period.
3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
4.	Annualized for periods less than one full year.
5.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended September 30, 2011	1 .84%
Year Ended September 30, 2010	1 .86%
Year Ended September 30, 2009	1 .85%

6.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended September 30, 2013	$5,770,708,418	$6,001,196,249
Year Ended September 28, 2012	$5,578,800,491	$5,394,779,917
Year Ended September 30, 2011	$5,748,952,116	$5,463,391,268
Year Ended September 30, 2010	$1,512,202,423	$1,571,079,686
Year Ended September 30, 2009	$2,313,735,068	$2,259,491,453

See accompanying Notes to Financial Statements.

27    OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Year Ended September 30, 2013	Year Ended September 28, 2012[1]	Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2009
Per Share Operating Data
Net asset value, beginning of period	$9.40	$9.31	$9.43	$9.15	$9.50

Income (loss) from investment operations:
Net investment income[2]	0.06	0.11	0.17	0.25	0.38
Net realized and unrealized gain (loss)	(0.19)	0.09	(0.11)	0.29	(0.35)

Total from investment operations	(0.13)	0.20	0.06	0.54	0.03

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.11)	(0.11)	(0.18)	(0.26)	(0.11)
Tax return of capital distribution	0.00	0.00	0.00	0.00	(0.27)

Total dividends and/or distributions to shareholders	(0.11)	(0.11)	(0.18)	(0.26)	(0.38)

Net asset value, end of period	$9.16	$9.40	$9.31	$9.43	$9.15

Total Return, at Net Asset Value[3]	(1.42)%	2.19%	0.59%	5.94%	0.48%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$233,776	$290,157	$333,542	$370,504	$298,356

Average net assets (in thousands)	$265,441	$306,251	$343,597	$337,253	$291,571

Ratios to average net assets:[4]
Net investment income	0.64%	1.22%	1.86%	2.72%	4.23%
Total expenses	1.61%	1.59%	1.58%[5]	1.59%[5]	1.61%[5]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.60%	1.59%	1.54%	1.45%	1.45%

Portfolio turnover rate[6]	154%	152%	87%	61%	59%

1.	September 28, 2012 represents the last business day of the Fund’s reporting period. See Note 1 of the accompanying Notes.
2.	Per share amounts calculated based on the average shares outstanding during the period.
3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
4.	Annualized for periods less than one full year.
5.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended September 30, 2011	1 .58%
Year Ended September 30, 2010	1 .60%
Year Ended September 30, 2009	1 .61%

6.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended September 30, 2013	$5,770,708,418	$6,001,196,249
Year Ended September 28, 2012	$5,578,800,491	$5,394,779,917
Year Ended September 30, 2011	$5,748,952,116	$5,463,391,268
Year Ended September 30, 2010	$1,512,202,423	$1,571,079,686
Year Ended September 30, 2009	$2,313,735,068	$2,259,491,453

See accompanying Notes to Financial Statements.

28    OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Class I	Period Ended September 30, 2013[1]
Per Share Operating Data
Net asset value, beginning of period	$9.32

Income (loss) from investment operations:
Net investment income[2]	0.10
Net realized and unrealized loss	(0.13)

Total from investment operations	(0.03)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.12)
Tax return of capital distribution	0.00

Total dividends and/or distributions to shareholders	(0.12)

Net asset value, end of period	$9.17

Total Return, at Net Asset Value[3]	(0.28)%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$229,314

Average net assets (in thousands)	$78,761

Ratios to average net assets:[4]
Net investment income	1.48%
Total expenses	0.46%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.46%

Portfolio turnover rate[5]	154%

1.	For the period from December 28, 2012 (inception of offering) to September 30, 2013.
2.	Per share amounts calculated based on the average shares outstanding during the period.
3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
4.	Annualized for periods less than one full year.
5.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Period Ended September 30, 2013	$5,770,708,418	$6,001,196,249

See accompanying Notes to Financial Statements.

29    OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

FINANCIAL HIGHLIGHTS Continued

Class N	Year Ended September 30, 2013	Year Ended September 28, 2012[1]	Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2009
Per Share Operating Data
Net asset value, beginning of period	$9.41	$9.32	$9.44	$9.16	$9.51

Income (loss) from investment operations:
Net investment income[2]	0.10	0.16	0.22	0.30	0.42
Net realized and unrealized gain (loss)	(0.19)	0.09	(0.12)	0.28	(0.35)

Total from investment operations	(0.09)	0.25	0.10	0.58	0.07

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.15)	(0.16)	(0.22)	(0.30)	(0.12)
Tax return of capital distribution	0.00	0.00	0.00	0.00	(0.30)

Total dividends and/or distributions to shareholders	(0.15)	(0.16)	(0.22)	(0.30)	(0.42)

Net asset value, end of period	$9.17	$9.41	$9.32	$9.44	$9.16

Total Return, at Net Asset Value[3]	(0.92)%	2.69%	1.09%	6.46%	0.98%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$39,598	$43,962	$44,133	$48,021	$39,800

Average net assets (in thousands)	$42,032	$44,441	$46,042	$42,208	$41,038

Ratios to average net assets:[4]
Net investment income	1.13%	1.71%	2.35%	3.23%	4.73%
Total expenses	1.17%	1.17%	1.17%[5]	1.20%[5]	1.24%[5]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.10%	1.10%	1.05%	0.95%	0.95%

Portfolio turnover rate[6]	154%	152%	87%	61%	59%

1.	September 28, 2012 represents the last business day of the Fund’s reporting period. See Note 1 of the accompanying Notes.
2.	Per share amounts calculated based on the average shares outstanding during the period.
3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
4.	Annualized for periods less than one full year.
5.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended September 30, 2011	1 .17%
Year Ended September 30, 2010	1 .21%
Year Ended September 30, 2009	1 .24%

6.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended September 30, 2013	$5,770,708,418	$6,001,196,249
Year Ended September 28, 2012	$5,578,800,491	$5,394,779,917
Year Ended September 30, 2011	$5,748,952,116	$5,463,391,268
Year Ended September 30, 2010	$1,512,202,423	$1,571,079,686
Year Ended September 30, 2009	$2,313,735,068	$2,259,491,453

See accompanying Notes to Financial Statements.

30    OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Class Y	Year Ended September 30, 2013	Year Ended September 28, 2012[1]	Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2009
Per Share Operating Data
Net asset value, beginning of period	$9.41	$9.32	$9.44	$9.16	$9.51

Income (loss) from investment operations:
Net investment income[2]	0.16	0.21	0.27	0.34	0.47
Net realized and unrealized gain (loss)	(0.20)	0.09	(0.11)	0.29	(0.35)

Total from investment operations	(0.04)	0.30	0.16	0.63	0.12

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.21)	(0.21)	(0.28)	(0.35)	(0.14)
Tax return of capital distribution	0.00	0.00	0.00	0.00	(0.33)

Total dividends and/or distributions to shareholders	(0.21)	(0.21)	(0.28)	(0.35)	(0.47)

Net asset value, end of period	$9.16	$9.41	$9.32	$9.44	$9.16

Total Return, at Net Asset Value[3]	(0.44)%	3.30%	1.66%	7.00%	1.49%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$192,989	$532,594	$508,871	$439,029	$293,117

Average net assets (in thousands)	$393,408	$512,755	$483,961	$353,879	$389,120

Ratios to average net assets:[4]
Net investment income	1.76%	2.30%	2.92%	3.66%	5.25%
Total expenses	0.54%	0.51%	0.50%[5]	0.51%[5]	0.58%[5]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.50%	0.50%	0.49%	0.45%	0.45%

Portfolio turnover rate[6]	154%	152%	87%	61%	59%

1.	September 28, 2012 represents the last business day of the Fund’s reporting period. See Note 1 of the accompanying Notes.
2.	Per share amounts calculated based on the average shares outstanding during the period.
3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
4.	Annualized for periods less than one full year.
5.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended September 30, 2011	0 .50%
Year Ended September 30, 2010	0 .52%
Year Ended September 30, 2009	0 .58%

6.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended September 30, 2013	$5,770,708,418	$6,001,196,249
Year Ended September 28, 2012	$5,578,800,491	$5,394,779,917
Year Ended September 30, 2011	$5,748,952,116	$5,463,391,268
Year Ended September 30, 2010	$1,512,202,423	$1,571,079,686
Year Ended September 30, 2009	$2,313,735,068	$2,259,491,453

See accompanying Notes to Financial Statements.

31    OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies

Oppenheimer Limited-Term Government Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek income. The Fund’s investment adviser was OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) through December 31, 2012. Effective January 1, 2013, the Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OFI. The Manager has entered into a sub-advisory agreement with OFI, as of the same effective date.

The Fund offers Class A, Class C, Class I, Class N and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class N shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase. Class I shares were first publicly offered December 28, 2012.

The following is a summary of significant accounting policies consistently followed by the Fund.

Previous Annual Period. The last day of the Fund’s fiscal year was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are

32    OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

1. Significant Accounting Policies (Continued)

subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of September 30, 2013, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$471,758,290
Sold securities	169,501,322

The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

33    OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS Continued

1. Significant Accounting Policies (Continued)

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3,4]	Net Unrealized Appreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes
$15,976,388	$—	$166,088,895	$15,615,774

1.	As of September 30, 2013, the Fund had $166,088,895 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring
2014	$18,093,354
2015	26,097,191
2016	12,640,219
2017	21,325,466
2018	73,585,342
No expiration	14,347,323

Total	$166,088,895

2.	During the fiscal year ended September 30, 2013, the Fund did not utilize any capital loss carryforward.
3.	During the fiscal year ended September 28, 2012, the Fund did not utilize any capital loss carryforward.
4.	During the fiscal year ended September 30, 2013, $37,778,579 of unused capital loss carryforward expired.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

34    OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

1. Significant Accounting Policies (Continued)

Accordingly, the following amounts have been reclassified for September 30, 2013. Net assets of the Fund were unaffected by the reclassifications.

Reduction to Paid-in Capital	Increase to Accumulated Net Investment Income	Reduction to Accumulated Net Realized Loss on Investments
$37,778,579	$5,857,859	$31,920,720

The tax character of distributions paid during the years ended September 30, 2013 and September 30, 2012 was as follows:

	Year Ended	Year Ended
	September 30, 2013	September 30, 2012
Distributions paid from:
Ordinary income	$30,375,153	$34,104,888

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of September 30, 2013 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,710,469,625
Federal tax cost of other investments	(760)

Total federal tax cost	$1,710,468,865

Gross unrealized appreciation	$32,517,647
Gross unrealized depreciation	(16,901,873)

Net unrealized appreciation	$15,615,774

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

35    OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS Continued

1. Significant Accounting Policies (Continued)

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

36    OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

2. Securities Valuation (Continued)

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

37    OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Securities Valuation (Continued)

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third- party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

38    OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

2. Securities Valuation (Continued)

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of September 30, 2013 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$54,916,135	$—	$54,916,135
Mortgage-Backed Obligations	—	805,781,233	—	805,781,233
U.S. Government Obligations	—	865,387,271	—	865,387,271

Total Investments, at Value	—	1,726,084,639	—	1,726,084,639
Other Financial Instruments:
Variation Margin Receivable	59,643	—	—	59,643

Total Assets	$59,643	$1,726,084,639	$—	$1,726,144,282

Liabilities Table
Other Financial Instruments:
Variation Margin Payable	$(131,306)	$—	$—	$(131,306)

Total Liabilities	$(131,306)	$—	$—	$(131,306)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

39    OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2013[1]		Year Ended September 28, 2012
	Shares	Amount	Shares	Amount
Class A
Sold	18,074,608	$167,840,853	20,320,389	$189,782,073
Dividends and/or distributions reinvested	1,521,178	14,141,197	1,680,949	15,711,702
Redeemed	(31,626,848)	(293,583,823)	(29,902,787)	(279,253,758)

Net decrease	(12,031,062)	$(111,601,773)	(7,901,449)	$(73,759,983)

Class B
Sold	477,383	$4,429,312	980,344	$9,147,990
Dividends and/or distributions reinvested	45,916	427,572	61,441	573,825
Redeemed	(2,142,116)	(19,893,508)	(2,278,740)	(21,286,496)

Net decrease	(1,618,817)	$(15,036,624)	(1,236,955)	$(11,564,681)

Class C
Sold	5,098,530	$47,316,113	6,276,898	$58,489,289
Dividends and/or distributions reinvested	308,547	2,866,736	354,361	3,305,098
Redeemed	(10,757,192)	(99,611,725)	(11,588,126)	(108,009,077)

Net decrease	(5,350,115)	$(49,428,876)	(4,956,867)	$(46,214,690)

Class I
Sold	25,784,725	$236,449,817	—	$—
Dividends and/or distributions reinvested	103,238	946,348	—	—
Redeemed	(891,850)	(8,174,558)	—	—

Net increase	24,996,113	$229,221,607	—	$—

Class N
Sold	1,181,942	$10,977,485	1,269,304	$11,840,765
Dividends and/or distributions reinvested	68,907	640,071	71,876	671,121
Redeemed	(1,604,872)	(14,888,788)	(1,404,343)	(13,108,556)

Net decrease	(354,023)	$(3,271,232)	(63,163)	$(596,670)

40    OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

3. Shares of Beneficial Interest (Continued)

	Year Ended September 30, 2013[1]		Year Ended September 28, 2012
	Shares	Amount	Shares	Amount
Class Y
Sold	10,159,046	$94,690,983	14,783,293	$138,113,467
Dividends and/or distributions reinvested	1,011,586	9,409,791	1,227,430	11,466,294
Redeemed	(46,720,869)	(431,719,883)	(14,007,047)	(130,860,256)

Net increase (decrease)	(35,550,237)	$(327,619,109)	2,003,676	$18,719,505

1.	For the year ended September 30, 2013, for Class A, Class B, Class C, Class N and Class Y shares, and for the period from December 28, 2012 (inception of offering) to September 30, 2013, for Class I shares.

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended September 30, 2013 were as follows:

	Purchases	Sales
Investment securities	$127,746,546	$295,325,389
U.S. government and government agency obligations	1,557,750,666	1,523,497,734
To Be Announced (TBA) mortgage-related securities	5,770,708,418	6,001,196,249

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule through October 31, 2013
Up to $100 million	0.500%
Next $150 million	0.450
Next $250 million	0.425
Over $500 million	0.400

Fee Schedule effective November 1, 2013
Up to $100 million	0.500%
Next $150 million	0.450
Next $250 million	0.425
Next $4.5 billion	0.400
Over $5 billion	0.380

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of OFI, acted as the transfer and shareholder servicing agent for the Fund through December 31, 2012. Effective January 1, 2013, OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. Fees incurred by the Fund with respect to these services are detailed in the Statement of Operations.

41    OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS Continued

5. Fees and Other Transactions with Affiliates (Continued)

Sub-Transfer Agent Fees. Effective January 1, 2013, the Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class N shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at September 30, 2013 were as follows:

Class C	$23,391,306
Class N	2,234,706

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5. Fees and Other Transactions with Affiliates (Continued)

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class N Contingent Deferred Sales Charges Retained by Distributor
September 30, 2013	$98,145	$25,518	$54,287	$23,141	$802

Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to waive fees and/or reimburse certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses,” will not exceed the following rates: 0.80% for the Class A shares; 1.60% for the Class B and Class C shares, respectively; 1.10% for the Class N shares and 0.50% for the Class Y shares. During the year ended September 30, 2013, the Manager reimbursed the Fund $564,534, $68,961, $34,949, $28,917 and $149,533 for Class A, Class B, Class C, Class N and Class Y shares, respectively.

The Transfer Agent has voluntarily agreed to limit transfer and shareholder servicing agent fees for Classes B, C, N and Y shares to 0.35% of average annual net assets per class and for Class A shares to 0.30% of average annual net assets of the class.

During the year ended September 30, 2013, the Transfer Agent waived transfer and shareholder servicing agent fees as follows:

Class B	$4,886

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to

43    OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS Continued

6. Risk Exposures and the Use of Derivative Instruments (Continued)

make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for

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6. Risk Exposures and the Use of Derivative Instruments (Continued)

securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

During the year ended September 30, 2013, the Fund had an ending monthly average market value of $322,159,647 and $326,126,352 on futures contracts purchased and sold, respectively.

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NOTES TO FINANCIAL STATEMENTS Continued

6. Risk Exposures and the Use of Derivative Instruments (Continued)

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.

The Fund has purchased call options on treasury and/or euro futures to increase exposure to interest rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on treasury and/or euro futures to decrease exposure to interest rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the year ended September 30, 2013, the Fund had an ending monthly average market value of $5,769 and $37,281 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written call options on treasury and/or euro futures to decrease exposure to interest rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

46    OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

6. Risk Exposures and the Use of Derivative Instruments (Continued)

The Fund has written put options on treasury and/or euro futures to increase exposure to interest rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

During the year ended September 30, 2013, the Fund had an ending monthly average market value of $168 and $17,665 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Written option activity for the year ended September 30, 2013 was as follows:

	Call Options		Put Options
	Number of	Amount of	Number of	Amount of
	Contracts	Premiums	Contracts	Premiums
Options outstanding as of September 28, 2012	2	$1,747	1,583	$97,694
Options written	774	39,890	11,613	655,535
Options closed or expired	(776)	(41,637)	(13,196)	(753,229)

Options outstanding as of September 30, 2013	—	$—	—	$—

As of September 30, 2013, the Fund had no outstanding written or purchased options.

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Statement of Investments. Daily changes in the value of cleared swaps are reported as variation margin receivable or payable on the Statement of Assets and Liabilities. The values of OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk

47    OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS Continued

6. Risk Exposures and the Use of Derivative Instruments (Continued)

factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified floating interest rate while the other is typically a fixed interest rate.

The Fund has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. Typically, if relative interest rates rise, payments received by the Fund under the swap agreement will be greater than the payments made by the Fund.

For the year ended September 30, 2013, the Fund had ending monthly average notional amounts of $61,933,846.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

As of September 30, 2013, the Fund had no outstanding interest rate swap contracts.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Purchased swaptions are reported as a component of investments in the Statement of Investments and the Statement of Assets and Liabilities. Written swaptions are reported on a schedule following the Statement of Investments and their value is reported as a separate asset or liability line item in the Statement of Assets and Liabilities. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Statement of Operations. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Statement of Operations for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund has purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate increases relative to the preset interest rate.

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6. Risk Exposures and the Use of Derivative Instruments (Continued)

The Fund has written swaptions which gives it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. A written swaption of this type becomes more valuable as the reference interest rate decreases relative to the preset interest rate.

During the year ended September 30, 2013, the Fund had an ending monthly average market value of $129,629 and $119,448 on purchased and written swaptions, respectively.

Written swaption activity for the year ended September 30, 2013 was as follows:

	Call Swaptions
	Notional	Amount of
	Amount	Premiums
Swaptions outstanding as of September 28, 2012	$9,613,333	$246,101
Swaptions closed or expired	(9,613,333)	(246,101)

Swaptions outstanding as of September 30, 2013	$—	$—

As of September 30, 2013, the Fund had no outstanding written or purchased swaptions.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

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NOTES TO FINANCIAL STATEMENTS Continued

6. Risk Exposures and the Use of Derivative Instruments (Continued)

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for cleared swaps.

With respect to cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the

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6. Risk Exposures and the Use of Derivative Instruments (Continued)

Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Statement of Assets and Liabilities as of September 30, 2013:

	Asset Derivatives			Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value		Statement of Assets and Liabilities Location	Value
Interest rate contracts	Variation margin receivable	$59,643	*	Variation margin payable	$131,306	*

*	Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investments*	Closing and expiration of swaption contracts written	Closing and expiration of option contracts written	Closing and expiration of future contracts	Swap contracts	Total
Interest rate contracts	$(323,693)	$(86,565)	$342,545	$5,141,344	$2,083,085	$7,156,716

*	Includes purchased option contracts, purchased swaption contracts and written option contracts exercised, if any.

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investments*	Option contracts written	Swaption contracts written	Futures Contracts	Swap contracts	Total
Interest rate contracts	$58,152	$(2,220)	$9,069	$(2,149,973)	$249,471	$(1,835,501)

*	Includes purchased option contracts, purchased swaption contracts and written option contracts exercised, if any.

7. Restricted Securities

As of September 30, 2013, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

8. Pending Litigation

Since 2009, seven class action lawsuits have been pending in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds

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NOTES TO FINANCIAL STATEMENTS Continued

8. Pending Litigation (Continued)

(but not including the Fund) advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. On August 26, 2013, the parties in six of these lawsuits executed a memorandum of understanding setting forth the terms of proposed settlements of those actions. The proposed settlements are subject to a variety of contingencies, including the execution of settlement agreements, which will require preliminary and final approval by the court. The proposed settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer California Municipal Fund.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against OFI and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against (i) OFI, (ii) an affiliate of OFI and (iii) AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract and common law fraud claims against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On April 11, 2013, the court granted defendants’ motion for summary judgment, dismissing plaintiffs’ fraud claim with prejudice and dismissing their contract claim without prejudice, and granted plaintiffs leave to replead their contract claim to assert a cause of action for specific performance within 30 days. On May 9, 2013, plaintiffs filed a notice of appeal from the court’s dismissal order. On July 15, 2011, a lawsuit was filed in New York state court against

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8. Pending Litigation (Continued)

OFI, an affiliate of OFI and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract and common law fraud claims against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.

OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Limited-Term Government Fund:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Limited-Term Government Fund, including the statement of investments, as of September 30, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2013, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Limited-Term Government Fund as of September 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

November 22, 2013

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FEDERAL INCOME TAX INFORMATION Unaudited

In early 2013, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2012.

None of the dividends paid by the Fund during the fiscal year ended September 30, 2013 are eligible for the corporate dividend-received deduction.

Dividends, if any, paid by the Fund during the fiscal year ended September 30, 2013 which are not designated as capital gain distributions, may be eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. In early 2013, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates. The amount will be the maximum amount allowed.

Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended September 30, 2013, the maximum amount allowable but not less than $31,210,110 of the ordinary distributions to be paid by the Fund qualifies as an interest related dividend.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

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BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Agreements. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Adviser, Sub-Adviser and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Sub-Adviser’s duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. The Managers are responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Managers also provide the Fund with office space, facilities and equipment.

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Sub-Adviser’s advisory, administrative, accounting, legal, compliance

56    OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

services and risk management, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Krishna Memani and Peter Strzalkowski, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreement.

Investment Performance of the Fund, the Adviser and the Sub-Adviser. Throughout the year, the Adviser and the Sub-Adviser provided information on the investment performance of the Fund, the Adviser and the Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Adviser, the Sub-Adviser and the independent consultant, comparing the Fund’s historical performance to its benchmarks and to the performance of other retail short government funds. The Board considered that the Fund outperformed its category median for the one- and three-year periods, but underperformed for the five- and ten-year periods. The Board considered that the Fund’s recent performance remained strong as the Fund ranked in the second quintile for the three-year period and in the first quintile for the one-year period. The Board noted that the appointment of a new portfolio manager on April 1, 2009 has improved the Fund’s one- and three-year performance.

Costs of Services by the Adviser. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Adviser. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load short government funds with comparable asset levels and distribution features. After discussions with the Board, the Adviser has voluntarily agreed to waive fees and/or reimburse certain expenses so that the total annual fund operating expenses will not exceed 0.80% of the average daily net assets of Class A shares; 1.60% of the average daily net assets of Class B shares and Class C shares; 1.10% of the average daily net assets of Class N shares; 0.50% of the average daily net assets of Class Y shares; and 0.46% of the average daily net assets of Class I Shares, and that the expense limitations may not be amended or withdrawn until one year from the date of the Fund’s Prospectus. The Board also noted that the Fund’s contractual management fees and total expenses were lower than its peer group median and category median. Within the total asset range of $1 billion to $2 billion, the Fund’s effective rate was lower than its peer group median and category median.

Economies of Scale and Profits Realized by the Adviser and Sub-Adviser. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability

57    OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited / Continued

from their relationship with the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow. Based on the Board’s evaluation of current fees, which are competitive, even though the Fund is past its last breakpoint at its current asset level, the Managers agreed to a revised breakpoint schedule as negotiated by the Board that, effective November 2013, includes an additional breakpoint at 0.38% for assets in excess of $5 billion.

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through September 30, 2014. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

58    OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

59    OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Sam Freedman, Chairman of the Board of Trustees (since 2012) and Trustee (since 1996) Year of Birth: 1940	Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with the Sub-Adviser and with subsidiary or affiliated companies of the Sub-Adviser (until October 1994). Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Freedman has served on the Boards of certain Oppenheimer funds since 1996, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edward L. Cameron, Trustee (since 2001) Year of Birth: 1938	Member of The Life Guard of Mount Vernon (George Washington historical site) (June 2000-June 2006); Partner of PricewaterhouseCoopers LLP (accounting firm) (July 1974-June 1999); Chairman of Price Waterhouse LLP Global Investment Management Industry Services Group (accounting firm) (July 1994-June 1998). Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Cameron has served on the Boards of certain Oppenheimer funds since 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Trustee (since 1990) Year of Birth: 1942	Chairman of the Board (2006-December 2011) and Director (June 2002-December 2011) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (November 2004-December 2009); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Sub-Adviser; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Sub-Adviser), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Richard Grabish Trustee (since 2008) Year of Birth: 1948	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

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Beverly L. Hamilton, Trustee (since 2002) Year of Birth: 1946	Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Chairman (since 2010) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005); Vice Chairman (2006-2009) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 38 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Victoria J. Herget, Trustee (since 2012) Year of Birth:1951	Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (and its predecessor firms); Board Chair (2008-Present) and Director (2004-Present), United Educators (insurance company); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee (since 2000) and Chair (since 2010), Newberry Library; Trustee, Mather LifeWays (since 2001); Trustee, BoardSource (2006-2009) and Chicago City Day School (1994-2005). Oversees 38 portfolios in the OppenheimerFunds complex. Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Robert J. Malone, Trustee (since 2002) Year of Birth: 1944	Chairman of the Board (since 2012) and Director (since August 2005) of Jones International University (educational organization) (since August 2005); Chairman, Chief Executive Officer and Director of Steele Street Bank Trust (commercial banking) (since August 2003); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Board of Directors of Opera Colorado Foundation (non-profit organization) (2008-2012); Director of Colorado UpLIFT (charitable organization) (1986-2010); Director of Jones Knowledge, Inc. (2006-2010); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990-1991 and Trustee (1984-1999) of Young Presidents Organization. Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

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TRUSTEES AND OFFICERS Unaudited / Continued

F. William Marshall, Jr., Trustee (since 2001) Year of Birth: 1942	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996), MML Series Investment Fund (investment company) (since 1996) and Mass Mutual Premier Funds (investment company) (since January 2012); President and Treasurer of the SIS Fund (private charitable fund) (January 1999 – March 2011); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 42 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Karen L. Stuckey, Trustee (since 2012) Year of Birth: 1953	Partner (1990-2012) of PricewaterhouseCoopers LLP (held various positions 1975-1990); Emeritus Trustee (since 2006), Trustee (1992-2006) and member of Executive, Nominating and Audit Committees and Chair of Finance Committee of Lehigh University; and member, Women’s Investment Management Forum since inception. Oversees 38 portfolios in the OppenheimerFunds complex. Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

James D. Vaughn, Trustee (since 2012) Year of Birth:1945	Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions 1969-1993); Trustee and Chairman of the Audit Committee of Schroder Funds (2003-2012); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee and Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER	Mr. Glavin is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as an officer and director of the Manager and a director of the Sub-Adviser, and as a shareholder of the Sub-Adviser’s parent company. Both as a Trustee and as an officer, he serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin’s address is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

William F. Glavin, Jr., Trustee, President and Principal Executive Officer (since 2009) Year of Birth: 1958	Director, Chairman and Chief Executive Officer of the Manager (since January 2013); President of the Manager (January 2013-May 2013); Chairman of the Sub-Adviser (December 2009-December 2012); Chief Executive Officer (January 2009-December 2012) and Director of the Sub-Adviser (since January 2009); President of the Sub-Adviser (May 2009-December 2012); Management Director (since June 2009), President (since December 2009) and Chief Executive Officer (since January 2011) of Oppenheimer Acquisition Corp. (“OAC”) (the Sub-Adviser’s parent holding company); Director of Oppenheimer Real Asset Management, Inc. (since March

62    OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

William F. Glavin, Jr., Continued	2010); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. An officer of 89 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Memani, Strzalkowski, Gabinet and Ms. Nasta, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Krishna Memani, Vice President (since 2009) Year of Birth: 1960	President of the Sub-Adviser (since January 2013); Chief Investment Officer, Fixed Income of the Sub-Adviser (since January 2013) and Head of the Investment Grade Fixed Income Team of the Sub-Adviser (since March 2009). Director of Fixed Income of the Sub-Adviser (October 2010-December 2012) and Senior Vice President of the Sub-Adviser (March 2009-December 2012). Managing Director and Head of the U.S. and European Credit Analyst Team at Deutsche Bank Securities (June 2006-January 2009). Chief Credit Strategist at Credit Suisse Securities (August 2002-March 2006). Managing Director and Senior Portfolio Manager at Putnam Investments (September 1998-June 2002). A portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

Peter A. Strzalkowski, Vice President (since 2009) Year of Birth: 1965	Vice President and Senior Portfolio Manager of the Sub-Adviser (since August 2007) and a member of the Sub-Adviser’s Investment Grade Fixed Income Team (since April 2009). Managing Partner and Chief Investment Officer of Vector Capital Management, LLC, a structured products money management firm he founded, (July 2006-August 2007). Senior Portfolio Manager at Highland Capital Management, L.P. (June 2005-July 2006) and a Senior Fixed Income Portfolio Manager at Microsoft Corp. (June 2003-June 2005). Vice President and Senior Fixed Income Portfolio Manager at First Citizens Bank Trust, Capital Management Group (April 2000-June 2003) and a Vice President and Fixed Income Portfolio Manager at Centura Banks (November 1998-April 2000).A portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

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TRUSTEES AND OFFICERS Unaudited / Continued

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Year of Birth: 1958	Executive Vice President, Secretary and General Counsel of the Manager (since January 2013); General Counsel OFI SteelPath, Inc. (since January 2013); Executive Vice President (May 2010-December 2012) and General Counsel (since January 2011) of the Sub-Adviser; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (January 2011-December 2012); Executive Vice President (January 2011-December 2012) and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Director of Oppenheimer Real Asset Management, Inc. (January 2011-December 2012) and General Counsel (since January 2011); Executive Vice President (January 2011-December 2011) and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Private Investments Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-December 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Global Institutional, Inc. (since January 2011); General Counsel, Asset Management of the Sub-Adviser (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 89 portfolios in the OppenheimerFunds complex.

Christina M. Nasta, Vice President and Chief Business Officer (since 2011) Year of Birth: 1973	Senior Vice President of OppenheimerFunds Distributor, Inc. (since January 2013); Senior Vice President of the Sub-Adviser (July 2010-December 2012); Vice President of the Sub-Adviser (January 2003-July 2010); Vice President of OppenheimerFunds Distributor, Inc. (January 2003-July 2010). An officer of 89 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Year of Birth: 1950	Senior Vice President and Chief Compliance Officer of the Manager (since January 2013); Chief Compliance Officer of OFI SteelPath, Inc. (since January 2013); Senior Vice President of the Sub-Adviser (March 2004-December 2012); Chief Compliance Officer of the Sub-Adviser, OppenheimerFunds Distributor, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (June 1983-December 2012). An officer of 89 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Year of Birth: 1959	Senior Vice President of the Manager (since January 2013); Treasurer of the Sub-Adviser, HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., and Oppenheimer Real Asset Management, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Global Institutional, Inc. (November 2000-June 2008), and OppenheimerFunds Legacy Program (charitable trust program established by the Sub-Adviser) (June 2003-December 2011); Treasurer and Chief Financial Officer of OFI Global Trust Company (since May 2000); Assistant Treasurer of Oppenheimer Acquisition Corporation (March 1999-June 2008). An officer of 89 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge, upon request, by calling 1.800.CALL OPP (225.5677).

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OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Counsel	K&L Gates LLP

© 2013 OppenheimerFunds, Inc. All rights reserved.

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PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

•	Applications or other forms

•	When you create a user ID and password for online account access

•	When you enroll in eDocs Direct, our electronic document delivery service

•	Your transactions with us, our affiliates or others

•	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited

•	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

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Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

•	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

•	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

•	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., and each of its financial institution subsidiaries, the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2012. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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OPPENHEIMERFUNDS™
THE RIGHT WAY TO INVEST

Visit us at **oppenheimerfunds.com** for 24-hr access to account information and transactions or call us at **800.CALL OPP (800.225.5677)** for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am-8pm ET.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
Two World Financial Center, 225 Liberty Street, New York, NY 10281-1008
© 2013 OppenheimerFunds Distributor, Inc. All rights reserved.
RA0855.001.0913 November 22, 2013

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that F. William Marshall, Jr., the Chairman of the Board’s Audit Committee, is the audit committee financial expert and that Mr. Marshall is “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $40,500 in fiscal 2013 and $39,700 in fiscal 2012.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2013 and no such fees in fiscal 2012.

The principal accountant for the audit of the registrant’s annual financial statements billed $469,080 in fiscal 2013 and $424,956 in fiscal 2012 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, compliance procedures, GIPS attestation procedures, internal audit training, surprise exams, system conversion testing, and corporate restructuring.

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2013 and no such fees in fiscal 2012.

The principal accountant for the audit of the registrant’s annual financial statements billed $653,930 in fiscal 2013 and $359,124 in fiscal 2012 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2013 and no such fees in fiscal 2012.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2013 and no such fees in fiscal 2012 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $1,123,010 in fiscal 2013 and $784,080 in fiscal 2012 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 9/30/2013, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Limited-Term Government Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	11/11/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	11/11/2013

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	11/11/2013